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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): January 1, 2005

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                333-114018                04-2955061
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

     31 Market Street, Ipswich, Massachusetts                    01938
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

      Effective as of January 1, 2005, The First National Bank of Ipswich, a national bank (the "Bank") and the wholly-owned subsidiary of First Ipswich Bancorp (the "Company"), entered into a Non-Competition, Confidentiality and Severance Agreement with Russell G. Cole, the President of the Northern Division of the Bank. The agreement provides for the payment of two years of severance pay if Mr. Cole is terminated within twelve months following a "change in control" of the Bank (as defined in the agreement) for any reason other than on account of "cause" (as defined in the agreement) or on account of death, disability or retirement. While employed by the Bank and for a period of one-year thereafter or the period of the severance payments, whichever is longer, Mr. Cole may not (i) solicit or induce any employee of the Bank or any subsidiary or affiliate of the Bank to leave his or her employment, or (ii) compete with the Bank or any subsidiary or affiliate of the Bank in any city or town in which the Bank or any subsidiary or affiliate operates, or within any contiguous city or town.

      Effective as of January 1, 2005, Ipswich Capital Investment Corp., a Massachusetts corporation ("Ipswich Capital"), and the wholly-owned subsidiary of the Bank and the Company, entered into an Employment Agreement with Peter M. Whitman, Jr., President of Ipswich Capital. The agreement has an initial term of one-year and automatically renews on December 31, 2005, and each anniversary thereof unless prior notice is given by either party. Pursuant to the terms of the agreement, Mr. Whitman will receive an annual base salary in the amount of $190,000, subject to upward adjustments in the discretion of Ipswich Capital. Mr. Whitman will also be entitled to an annual bonus based on the earnings performance of Ipswich Capital. If employment is involuntarily terminated by Ipswich Capital for any reason other than "cause" (as defined in the agreement), Ipswich Capital is required to make additional payments to Mr. Whitman based on a calculation that considers the increase in the fair market value of Ipswich Capital during the period of Mr. Whitman's employment under the agreement. In such case, Mr. Whitman will also be paid up to one-year of salary and benefits, depending on the timing and circumstances surrounding the termination. During the term of the agreement and for various periods thereafter, Mr. Whitman may not compete with Ipswich Capital or solicit its customers or employees.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP


                                          By: /s/ Donald P. Gill
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                                              Donald P. Gill
                                              President and C.E.O.
Date: March 16, 2005